Exhibit 10.21

[GRAPHIC]

GALILEO

PRODUCTIVITY INCENTIVES

AGREEMENT (GLOBAL)

Version 1 January 2005

PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PARTIES

(A)                  GALILEO NEDERLAND BV (‘Galileo’)

Registered Office	Neptunusstraat 35, 2132 JA Hoofddorp, the Netherlands
(“Galileo”).

B)                      Subscriber’s Official Name ebookers Limited (‘Subscriber’)

Head Office address 25 Farringdon Street, London, EC4A 4AB
Telephone No. 0207 489 2222                    Fax No.
Business Type ☒ Private Limited Liability Company or Public Limited Company
☐ Partnership ☐ Sole Trader
☐ Other (please describe)

Company Registration No. 03818962
VAT No.

Contact(s)
Galileo	Subscriber

Name Legal Department	Name Legal Department

Telephone No. 01753 288000	Telephone No. 0207 489 2222

Address As above	Address As above
Fax No. 01753 288 224	Fax No. 0207 489 2432

“Effective Date” means the 13 day of June 2005 and “Term” shall mean the period of 3 years from the Effective Date or in the event all Subscriber Agreements terminate prior to the 3 years, then this Agreement will terminate on the date the last Subscriber Agreement is terminated.

This Agreement shall come into effect on the Effective Date.

For and on behalf of the Subscriber:		For and on behalf of Galileo

Signature:	/s/ Mark Meehan	Signature:	/s/ Marco van Ieperen

Name:	Mark Meehan	Name:	Marco van Ieperen
	(please print)	(please print)
Position:	Vice President Ops.	Position:	Director
Date:	28.7.05	Date:	05.08.2005

1                            ADDITIONAL DEFINITIONS

The following additional definitions will have the meaning provided for each. All other definitions (unless expressed to be otherwise) shall have the meanings shown in Section B of the Subscriber Agreements (as defined below):

“Air”	means a Segment resulting from a booking made with an airline Vendor;

“Annual Review Period”	means the review period referred to in Clause 3.6 below;

“Basic Booking Product”

means the functionality whereby Galileo provides, at the option of a Vendor, the ability for subscriber travel agents to make Segment bookings with a Vendor with limited and specific operating characteristics;

“Passive”

means a Segment booked outside of the Galileo System which is booked direct with an airline Vendor, which is then placed into the Galileo System or a Galileo booking file for information or ticketing purposes;

“Productivity Incentives”	means the amounts paid by Galileo to the Subscriber per Segment at the rates shown in the table contained in accordance with Clause 3.1 below;

“Productivity Incentives Scheme”	means the scheme set out herein by which Galileo may pay the Subscriber Productivity Incentives;

“RoomMaster”	means a Segment resulting from a booking made with RoomMaster®, Galileo’s hotel reservations system;

“Segment”

means an Air travel reservation for one passenger over one segment (not including Passive or otherwise) of a journey on a direct itinerary, or one hotel booking for which a valid ticket or other approved document or voucher has been produced for the services of a Vendor, less cancellations thereof, and which (a) is made by the Subscriber via the Galileo System; (b) results in a fee payable by the Vendor to Galileo and/or a Galileo Group Company; (c) is not speculative, fictitious, duplicative or made solely for the purpose of achieving productivity-based Segment objectives; (d) with respect to Passive air segments, has been accepted by the Vendor who will receive the billing for the Segment; and (e) is not made via the Basic Booking Product. The calculation of Segments are based solely on Galileo’s records and in accordance with Galileo’s standard method of measurement from time to time;

“Segment Target”	means the amount of (***) million Segments which the Subscriber shall transact through the Galileo System throughout the duration of this Agreement; and

“Shortfall Payment”	shall have the meaning provided in Clause 3.7 below.

“Subscriber Agreements”	means all of the subscriber agreements either entered into prior or subsequent to the date of this Agreement by each national ebookers entity and each national Galileo entity.

“Transaction”

means an instance of data processing in which a Subscriber makes a request and receives a response from the Galileo System core, which for the avoidance of doubt, does not have to result in a Segment or Passive Segment being produced;

“Transaction Allowance”	means the monthly permitted number of Transactions as mentioned in clause 10.4;

“Transaction Fees”	means the fees which Galileo may introduce at a future date for excessive Transaction bookings in accordance with Clause 10 below;

2                            CONTRIBUTION

2.1                    Subject to this clause Galileo will pay Subscriber up to (***) (“Contribution”) for the migration of 100% of the current air and hotel Segments of Subscriber to the Galileo GDS, with said migration to be complete by 30 August 2005 (“Migration Target”) with the exception of the following:

2.1.1           Mr Jet Stockholm in relation to online bookings for which the migration target will be 1 January 2006;

2.1.2           Mr Jet Copenhagen in relation to on-line bookings for which the migration target will be 1 January 2006;

2.1.3           Mr Jet Stockholm Airways in relation to on-line bookings for which the migration target will be 1 January 2006;

2.1.4           Mr Jet Stockholm Business in relation to on-line bookings for which the migration target will be 1 January 2006.

2.2                    Subscriber has informed Galileo that it may be responsible for an early termination sum owed to one of Subscriber’s current GDS which is in the process of being terminated (“Termination Payment”). The exact amount of the contribution will be equal to and depend on the Termination Payment (if any) to Subscriber’s relevant current GDS. Subscriber will provide Galileo with (i) the documentation necessary to demonstrate payment of the Termination Payment and (ii) the appropriate invoice. Galileo will pay the Contribution within thirty (30) days of the invoice.

3                            PRODUCTIVITY INCENTIVES SCHEME

3.1                    From the Effective Date and for the duration of this Agreement (subject to earlier termination or variation as set out in this Agreement), Galileo shall pay the Subscriber the amounts set out below for each Segment regardless of which country is responsible for the making of the booking, as set out in Table 1.1. of Schedule 1 (“Table 1.1”). In respect of the Segments booked under the all Subscriber Agreements, the Productivity Incentive payment will be paid in US $.

3.2                    The Productivity Incentives paid are based on the total number of Segments booked during the Term of this Agreement.

3.3                    Galileo shall not pay the Subscriber any Productivity Incentives for any Segments booked by a method other than those shown in Column 1 of Table 1.1 and for the avoidance of doubt no Productivity Incentives will be paid for passive Segments.

3.4                    For the avoidance of doubt, and unless otherwise agreed in writing by Galileo. Galileo shall not pay the Subscriber any Productivity Incentives for any Leisureshopper, Domestic Rail, Eurostar or ferry bookings made by the Subscriber.

3.5                    The per Segment payment rates payable by Galileo to the Subscriber shown in Columns 3 and 4 of Table 1.1 shall be paid in accordance with Clause 4 below.

3.6                    On a yearly basis (a year meaning the anniversary of the Effective Date and each subsequent anniversary), Galileo will calculate the total number of Segments transacted by the Subscriber during that year (the “Annual Review Period”) and will inform the Subscriber of the same in writing.

3.7                    If at the expiry of this Agreement the Subscriber has failed to meet the Segment Target, or should this Agreement terminate in advance of the Term for any other reason (save for termination due to Galileo’s breach, and subject then to the relevant clauses of the Subscriber Agreements), the Subscriber shall either repay to Galileo the following amounts or enter into a new Subscriber Agreement (at the Subscriber’s own option):

(a)                    A proportion of the Contribution on a pro rated basis. This will be equal to the Contribution multiplied by the percentage of the Segment Target not achieved, plus interest at the rate of two (2) percentage points above the 3 month Barclays Bank PLC base rate from the date the Contribution was made;

(b)                    Deinstallation costs for all equipment and lines;

(c)                    Equipment refurbishment in the event that any of the equipment is damaged beyond fair wear and tear.

(d)                    Any other sums due pursuant to the Subscriber Agreements

All such sums to be referred to jointly as “the Shortfall Payment”. Such amounts shall be paid to Galileo within 30 days following invoicing by Galileo.

3.8                    The Subscriber acknowledges and agrees that the Shortfall Payment is a fair and reasonable amount taking into account, but not limited to, such factors as the Subscriber’s agreement on the Segment Target at the start of this Agreement; the Contribution paid, the level of Productivity Incentive payment payable to the Subscriber over the projected life of this Agreement and the Subscriber Agreements, and the cost to Galileo in providing the services outlined in the Subscriber Agreements.

3.9                    The number of Passive Segments booked through the Galileo System by the Subscriber must not exceed (***) of the overall Segments booked in any year (a year having the meaning given in section 3.5 above). If the number of Passive Segments booked by the Subscriber does exceed this amount, those excess Passive Segments shall not count towards the Segment Target.

3.10              Galileo reserves the right to introduce at any time, a charge for the booking of Passive Segments. Galileo shall give the Subscriber at least 60 days written notice prior to the introduction of such charge.

4                            PAYMENT OF PRODUCTIVITY INCENTIVES AND THE REBATE SYSTEM OF PAYMENT

4.1                    At the end of each calendar month:

(a)                    Galileo shall calculate the number of Segments booked and ticketed by the Subscriber for that month and shall send the Subscriber a statement showing the number of Segments booked and ticketed by the Subscriber in the preceding month, which qualify for payment of a Productivity Incentive; and

(b)                    the Subscriber shall upon receiving such statement, invoice Galileo for the same, where all invoices will be specifically made for the attention of Galileo International Limited in respect of statements applicable to the UK (and to each local Galileo entity in respect of countries other than the UK) at the address shown under the contact section at the start of this Agreement and such invoice shall include the Subscriber’s VAT number and any other information which Galileo may reasonably require in order to facilitate payment to the Subscriber.

4.2                    From the Effective Date (or such date as may be agreed in writing between the parties), payment of Productivity Incentives shall be calculated by multiplying the actual number of Segments transacted by the Subscriber by the appropriate rates for each, as set out in Columns 3 or 4 of Table 1.1.

4.3                    Galileo shall have the right to set-off against and deduct from any Productivity Incentives, any amounts due by the Subscriber to Galileo pursuant to any part of this Agreement.

5                            SUSPENSION AND/OR TERMINATION OF THE PRODUCTIVITY INCENTIVES SCHEME

Without prejudice to any other rights Galileo may have under this Agreement, Galileo shall have the right to suspend payment under the Productivity Incentives Scheme on giving 7 days prior written notice to the Subscriber if Galileo has reasonable grounds for believing that the Subscriber is in breach of any clause in the Subscriber Agreements prohibiting the Subscriber making fictitious bookings.

5.1                    If the Subscriber has not ceased the actions referred to in Clause 5.1 above, or has failed to reimburse Galileo for any reasonable loss(es) incurred as a result of such actions within 30 days of Galileo first providing written notice of its intention to suspend the Productivity Incentives Scheme, Galileo shall have the right to terminate all payments under the Productivity Incentives Scheme and Galileo shall not be in breach of its obligations under this Agreement in doing so.

5.2                    Any disputes arising under this Clause 5 shall be referred under the dispute resolution procedure set out in the Subscriber Agreements.

6                            VARIATION OF THE PRODUCTIVITY INCENTIVES SCHEME

6.1                    Galileo may amend any provision of this Productivity Incentive Scheme forthwith on prior written notice to the Subscriber in order to comply with any change in legislation or change in interpretation of legislation affecting this Agreement.

6.2                    In the event of any change to the fees paid to Galileo’s parent company, Galileo International Inc., by its airline Vendors (the “Participation Fee”), which would result in an annualised average booking fee revenue decrease or increase to Galileo International Inc, of (***) or more (a “Fee Change”), Galileo and the Subscriber will use their best endeavours to negotiate appropriate modifications to the terms of this Agreement and more particularly, the payment provisions under the Productivity Incentives Scheme.

6.3                    In the event of a Fee Change, Galileo will notify the Subscriber of the Fee Change and the effective date of the Fee Change (the “Fee Change Effective Date”), and both parties shall, within 90 days of the date of Galileo’s notice, execute an amendment to this Agreement evidencing the modifications. Galileo and the Subscriber acknowledge that the modifications to the Productivity Incentives Scheme shall become effective as of the Fee Change Effective Date, unless otherwise mutually agreed upon in writing.

6.4                    Galileo may suspend the payment of all Productivity Incentives under this Agreement and the Subscriber may suspend its payment of any Charges from the Fee Change Effective Date until the effective date of the aforementioned amendment or expiration of the 90 day notice period, whichever occurs first. If Galileo and the Subscriber are unable to reach agreement within such 90 day period, then:

(a)                    commencing on the Fee Change Effective Date and continuing thereafter for the duration of this Agreement, Galileo may reduce the Productivity Incentives pursuant to the Fee Change; or

(b)                    either party may terminate this Agreement for convenience and neither party will be further obligated hereunder, except that:

(i)                       Galileo will pay the Subscriber any Productivity Incentives that were suspended, pursuant to the Fee Change;

(ii)                   the Subscriber will pay any Charges that accrued prior to the termination, including those due under Clause 32.1 and any shortfall in Segments for the then current Annual Review Period, based on annualised accounting of the Segments transacted by the Subscriber during such partial Annual Review Period; and

(iii)               the subscriber will pay back a proportion of the Contribution. This will be equal to the Contribution multiplied by the percentage of the Segment Target not achieved, plus interest at the rate of two (2) percentage points above the 3 month Barclays Bank PLC base rate from the date the Contribution was made;

(iv)                  the subscriber will pay back to Galileo other amounts as detailed in clause 3.7

6.5                    Notwithstanding the terms of the preceding clauses, Galileo may, at any time prior to execution of an amendment as contemplated in Clause 3.3 above, or termination of this Agreement as described in Clause 3.4 above, withdraw its request to negotiate the terms of this Agreement, in which case all terms of this Agreement shall remain in full force and effect.

6.6                    All payments due under this Clause 3 shall be made within 30 days of the termination of the Agreement.

7                            DISPUTES REGARDING THE PRODUCTIVITY INCENTIVE SCHEME

Without prejudice to the provisions of the dispute resolution clauses in the Subscriber Agreements, in order to substantiate any Productivity Incentive claim based on any discrepancy between Galileo’s and the Subscriber’s calculations, the Subscriber must be able to provide to Galileo, promptly on demand, its records (electronic or otherwise) of all Segments in respect of which it is claiming such Incentive Payments, together with the total number of Segments made.

8                            OPT IN

8.1                    Galileo reserves the right to require the Subscriber to pay Galileo a proportion of the Productivity Incentive in respect of Segments for those air Vendors with which Galileo has an agreement in respect of certain fares. In such instances once the Subscriber has opted in, the Subscriber shall not be required to pay any CRS surcharge that may be implemented by an airline for making flight bookings on Segments for the relevant air Vendors.

9                            INSTALLATION CHARGES

9.1                    Galileo reserves the right to charge the Subscriber installation charges for the installation of the Equipment in the event that the third party responsible for installing the Equipment charges Galileo for the same. Any such installation charges will not exceed by amount charged to Galileo by the third party.

10                     TRANSACTION FEES

10.1              During the Term, Galileo shall monitor and count the Transactions made by Subscribers in the Territories for each calendar month.

10.2              The Parties agree to meet within 90 days of the Effective Date to agree an acceptable Transaction Allowance and the Subscriber recognises that by exceeding the Transaction Allowance, this results in a legitimate cost to Galileo and in that respect Subscriber shall agree a Transaction Fee, which will be (***) as detailed below, to be payable to Galileo, such fees to be payable from 90 days following the Effective Date. The transaction fee will not be retrospective in effect and will apply to transactions made following the 90 days until the end of the Term.

10.3              Such Transaction Fees shall be (***) having regard to, but not limited to:

(a)                    any such fees which Galileo applies to its other travel agent customers of near or equivalent Overall Segment production;

(b)                   industry averages for look to book ratios;

(c)                    the capacity of Galileo’s hardware to handle such number of Transactions and;

(d)                   the cost to Galileo of handling such number of Transactions.

10.4              Either party may give the other party notification that it wishes to review the Transaction Allowance. If such notification is given, the parties will negotiate in good faith to try and agree amendments to the Transaction Allowance. During such negotiations, the parties shall have regard to factors including, but not limited to:

(a)                    changes to industry averages for look to book ratios;

(b)                   changes to the capacity of Galileo’s hardware; and

(c)                    changes to the cost to Galileo of handling excess Transactions.

10.5              If either Party gives a notice under Clause 5 above, Galileo shall provide Subscriber the information reasonably necessary to allow it to assess the matters specified in the termination provisions contained in the Subscriber Agreements.

10.6              Galileo and/or any Galileo Group Company shall use its reasonable endeavours where practicable, to share with Subscriber any development, enhanced technology, new product or service, the effect of which would be the reduction in the number of Transactions made by Subscriber. Galileo (and/or any Galileo Group Company) shall be entitled to charge Subscriber for this technology at its then market rate.

IN WITNESS of which the parties or their authorised representatives have signed this Agreement on the date set out above.

Signed on behalf of ebookers Limited

Name:	Mark Meehan

Signature:	/s/ Mark Meehan

Position:	Vice President OPS

Date:	28.7.05

Signed on behalf of Galileo Nederland BV

Name:	Marco Van Ierepen

Signature:	/s/ Marco Van Ierepen

Position:	Director

Date:	05.08.2005

SCHEDULE 1

1.                         Segment Payments

Table 1.1

Column 3
Column 1	Column 2	rate (US $)
Segment description	Segment range	per Segment
Air / RoomMaster	0 to 800,000	(***)
	800,001 to 1.5m	(***)
	1,500,001 to 2m	(***)
	2,000,001 to 2.4m	(***)
	2,400,001 to 2.8m	(***)
	2,800,001 to 3.1m	(***)
	3,100,001 to 3.4m	(***)
	3,400,001 to 3.8m	(***)
	in excess of 3,800,001	(***)
Passive Air	All Segments	(***)

2.                         Location address

Sweden

Denmark

Corporate Team UK Farringdon

Sports Team UK Farringdon

Switzerland

Italy

Cafe Voyages 3rd party ticket fulfilment for on-line

Norway Oslo

Norway Rail

Germany

France

France CMS 3rd party call centre fulfilment

Spain

Spain Dimensions

Ireland Dublin

Ireland Dawson St

Ireland IRB

Mr Jet Stockholm

Mr Jet Copenhagen

Mr Jet Stockholm Airways

Mr Jet Stockholm Business

Sweden

Skyways 3rd party fulfilment,

Amsterdam

Finland

Camden Ebookers

Camden BTW

Ebookers Farringdon

LHR Interline Ebookers

LHR Ebookers

LGW Ebookers

TRX Berlin 3rd party fulfilment call centre for Switzerland

TRX Crawley 3rd party ticket fulfilment (issuance) for UK ebookers

TRX Florida 3rd party call centre fulfilment for UK ebookers

Alton Omega TravelBag

Stoodleys TravelBag

Winchester TravelBag

Strand TravelBag

Tunbridge Wells TravelBag

Cheltenham TravelBag

Solihull TravelBag

Nottingham TravelBag

Knutsford TravelBag

Tecnovate owned ticket prime for UK and Europe

3.                         Software Products

Country	Product Requirement	Notes

UK	• Galileo Desktop inc VP / FP a. Galileo HotelClub* b. Script library access	SMO will configure UK rail access at required locations as part of Synstar install. Galileo HotelClub / Custom Fares to be configured locally.
• URL access to UK Rail

Ireland	• Galileo Desktop inc VP / FP a. Galileo HotelClub* b. Script library access c. Custom Fares** • Galileo Desktop Internet Access (GDIA)	GDIA for home workers. Galileo HotelClub / Custom Fares to be configured locally.

France	• Galileo Desktop inc VP / FP a. Galileo HotelClub*	Galileo HotelClub to be configured locally.

b. Script library access

Germany (Austria supported)	• Galileo Desktop inc VP / FP a. Galileo HotelClub* b. Script library access c. Custom Fares** • Tourmaster	Tourmaster / Galileo HotelClub and Custom Fares will be configured locally by Galileo Germany.

Norway	• Galileo Desktop inc VP / FP a. Galileo HotelClub* b. Script library access c. Custom Fares** d. Local SMS Solution**	Galileo HotelClub / Custom Fares / Local SMS and E-Tracker to be configured locally.
e. E-Tracker**

Finland	• Galileo Desktop inc VP / FP a. Galileo HotelClub* b. Script library access c. Custom Fares** d. Local SMS Solution**	Galileo HotelClub / Custom Fares and local SMS to be configured locally.

Sweden (Supporting Denmark)	• Galileo Desktop inc VP / FP a. Galileo HotelClub* b. Script library access c. Custom Fares** d. Local SMS Solution**	Galileo HotelClub / Custom Fares and local SMS to be configured locally.

Switzerland (Italy supported)	• Galileo Desktop inc VP / FP a. Galileo HotelClub* b. Script library access c. Custom Fares**	Galileo HotelClub / Custom Fares to be configured locally.

Netherlands (Belgium supported)	• Galileo Desktop inc VP / FP a. Galileo HotelClub* b. Script library access	Galileo HotelClub to be configured locally.

Spain	• Galileo Desktop inc VP / FP a. Galileo HotelClub* b. Script library access c. Custom Fares**	Galileo HotelClub / Custom Fares to be configured locally.

Tecnovate	• Galileo Desktop inc VP / FP a. Galileo HotelClub* b. Script library access c. Custom Fares** d. E-Tracker**	Galileo HotelClub / Custom Fares and E-Tracker to be configured locally.

4.        Rented Equipment

Description	Monthly Charge	Monthly Maintenance Charge	Installation Charge

2 X IER Printers (Switzerland)	(***)	(***)	(***)
Swiss Line back up	(***)	(***)	(***)
TRX Leicester DATA Line + Back-up	(***)	(***)	(***)
Milan DATA Line	(***)	(***)	(***)
CMS France DATA Line	(***)	(***)	(***)

5.        Purchased Equipment

Description	Monthly Maintenance Charge	Capital Cost/Purchase Price	Installation Charge

ATB Printer x 2 (Camden)	(***)	(***)	(***)
Print Server x 1 x 1 (Camden)	(***)	(***)	(***)
ATB Printer x 1 (Ebookers LGW)	(***)	(***)	(***)
Print Server x 1 (Ebookers LGW)	(***)	(***)	(***)
ATB Printer x 1 (Ebookers LHR)	(***)	(***)	(***)
Print Server x 1 (Ebookers LHR)	(***)	(***)	(***)
ATB Printer x 1 (Interliners LHR)	(***)	(***)	(***)

Print Server x 1 (Interliners LHR)	(***)	(***)	(***)
ATB Printer x 7 (TB Omega Park)	(***)	(***)	(***)
ATB Ticket Stacker x 7 (TB Omega Park)	(***)	(***)	(***)
Print Server x 4 (TB Omega Park)	(***)	(***)	(***)
ATB Ticket Printer x 1 (TB Strand)	(***)	(***)	(***)
Print Server x 1 (TB Strand)	(***)	(***)	(***)
ATB Printer x 1 (TB Solihull)	(***)	(***)	(***)
Print Server x 1 (TB Solihull)	(***)	(***)	(***)
ATB Printer x 1 (TB Knutsford)	(***)	(***)	(***)
Print Server x 1 (TB Knutsford)	(***)	(***)	(***)
ATB Printer x 5 (TRX Leicester)	(***)	(***)	(***)
Print Server x 3 (TRX Leicester)	(***)	(***)	(***)
ATB Ticket Stacker x 5 (TRX Leicester)	(***)	(***)	(***)
Print Server x 1 (Switzerland)	(***)	(***)	(***)

ATB Printer x 2 (Norway)	(***)	(***)	(***)
Print Server x 2 (Norway)	(***)	(***)	(***)
ATB Ticker Stacker x 1 (Norway)	(***)	(***)	(***)
ATB Printer x 3 (Germany)	(***)	(***)	(***)
Print Server x 2 (Germany)	(***)	(***)	(***)
ATB Ticket Stacker x 2 (Germany)	(***)	(***)	(***)
ATB Printer x 3 (France)	(***)	(***)	(***)
ATB Ticket Stacker x 3 (France)	(***)	(***)	(***)
Print Server x 2 (France)	(***)	(***)	(***)
ATB Printer x 1 (Spain)	(***)	(***)	(***)
Print Server x 1 (Spain)	(***)	(***)	(***)
ATB Printer x 2 (Dimensions)	(***)	(***)	(***)
Print Server x 2 (Dimensions)	(***)	(***)	(***)
ATB Printer x 2 (Ireland)	(***)	(***)	(***)

ATB Ticket Stacker x 1 (Ireland)	(***)	(***)	(***)
Print Server x 2 (Ireland)	(***)	(***)	(***)
ATB Printer x 3 (Sweden)	(***)	(***)	(***)
Print Server x 3 (Sweden)	(***)	(***)	(***)
ATB Printer x 1 (Denmark)	(***)	(***)	(***)
ATB Ticket Stacker x 1 (Denmark)	(***)	(***)	(***)
Print Server x 1 (Denmark)	(***)	(***)	(***)
ATB Printer x 2 (Finland)	(***)	(***)	(***)
Print Server x 1 (Finland)	(***)	(***)	(***)
ATB Printer x 2 (Milan)	(***)	(***)	(***)
Print Server x 1 (Milan)	(***)	(***)	(***)
ATB Printer x 2 (Amsterdam)	(***)	(***)	(***)
ATB Ticket Stacker x 1 (Amsterdam)	(***)	(***)	(***)
Print Server x 2 (Amsterdam)	(***)	(***)	(***)

Workstations x 21 (Amsterdam)	(***)	(***)	(***)
Itinerary Printers x 2 (Amsterdam)	(***)	(***)	(***)